EQUITRUST SERIES FUND, INC.

Supplement to Prospectus
dated December 1, 2005

On page 31 under the heading "Conversion Feature - Class B Shares," the first sentence is replaced with the following:

Class B Shares of a Portfolio will automatically convert to Class A Shares of the same Portfolio at the end of the sixth year after purchase at the relative NAV of the two classes and the front-end sales charge associated with Class A Shares will be waived.

Supplement dated September 19, 2006

Please retain this supplement with your Prospectus for future reference.